Exhibit 10.1
[Execution]
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, dated November 23, 2010 (this “Amendment No. 2”), is by and among Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, a national banking association, in its capacity as administrative agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Builders FirstSource — Dallas, LLC, a Delaware limited liability company (“Builders Dallas”), Builders FirstSource — Atlantic Group, LLC, a Delaware limited liability company (“Builders Atlantic”), Builders FirstSource — Raleigh, LLC, a Delaware limited liability company (“Builders Raleigh”), Builders FirstSource — Southeast Group, LLC, a Delaware limited liability company (“Builders Southeast”), Builders FirstSource — Florida, LLC, a Delaware limited liability company (“Builders Florida”), Builders FirstSource — Northeast Group, LLC, a Delaware limited liability company (“Builders Northeast”), Builders FirstSource - Ohio Valley, LLC, a Delaware limited liability company (“Builders Ohio”), Builders FirstSource - Texas Group, L.P., a Texas limited partnership (“Builders Texas Group”), Builders FirstSource - Texas Installed Sales, L.P., a Texas limited partnership (“Builders Texas Installed”), Builders FirstSource — South Texas, L.P., a Texas limited partnership (“Builders South Texas” and together with Builders Dallas, Builders Atlantic, Builders Raleigh, Builders Southeast, Builders Florida, Builders Northeast, Builders Ohio, Builders Texas Group and Builders Texas Installed, each individually a “Borrower” and collectively, “Borrowers”) and the companies listed on Schedule 1 hereto (each individually a “Guarantor” and collectively, “Guarantors”).
W I T N E S S E T H:
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated December 14, 2007, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of March 3, 2008 (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other Financing Agreements;
WHEREAS, Borrowers, Guarantors, Agent and Lenders have agreed to amend certain provisions of the Loan Agreement on the terms and subject to the conditions set forth herein;
WHEREAS, by this Amendment No. 2, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions.
(a) Additional Definition. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:
(i) “Amendment No. 2” shall mean Amendment No. 2 to Loan and Security Agreement, dated November ____, 2010, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(ii) “Gross Availability” shall mean, as of any date of determination, an amount equal to the Borrowing Base without giving effect to the subtraction of any Reserves.
(iii) “Ninety Day Average Gross Availability” shall mean, at any time, the daily average of the Gross Availability for the immediately preceding ninety (90) calendar days.
(b) Amendments to Definitions. All references to each of the following terms herein and in the Loan Agreement or any of the other Financing Agreements shall be deemed and each such reference is hereby amended as follows:
(i) The definition of “Maximum Credit” set forth in Section 1.109 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:
“1.109 “Maximum Credit” shall mean the amount of $150,000,000.”

(ii) The definition of “Cash Dominion Threshold” set forth in Section 1.23 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:
“1.23 “Cash Dominion Threshold” shall mean, at any time, the applicable amount set forth below based on the then Ninety Day Average Gross Availability:

Ninety Day Average	Cash Dominion
Gross Availability	Threshold

Greater than $130,000,000	$18,750,000
Less than or equal to $130,000,000 and greater than $80,000,000	$16,250,000
Less than or equal to $80,000,000	$10,000,000”
(iii) The definition of “Commitment” set forth in Section 1.33 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:
“1.33 “Commitment” shall mean at any time, as to each Lender, the principal amount set forth next to such Lender’s name on Exhibit A to Amendment No. 2 or on Schedule 1 to the Assignment and Acceptance Agreement entered into after the date of Amendment No. 2 pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.7 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as “Commitments”.
(c) Interpretation. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 2.
2. Increase in Maximum Credit. Section 2.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“2.3 Intentionally Deleted.”
3. Decrease in Maximum Credit. Section 2.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“2.4 Intentionally Deleted.”
4. Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall pay to Agent, for the ratable account of those Lenders who have executed this Amendment No. 2 on or before 2:00 p.m. (Central time) on November 23, 2010, or Agent, at its option, may charge the loan account of Borrowers maintained by Agent, an amendment fee in the aggregate amount equal to $50,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

5. Representations and Warranties. Borrowers and Guarantors represent and warrant to Agent, Lenders and Issuing Bank the following:
(a) no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 2;
(b) this Amendment No. 2 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(c) the execution, delivery and performance of this Amendment No. 2 (i) are all within each Borrower’s and Guarantor’s corporate, limited partnership or limited liability company powers and (ii) are not in contravention of applicable law in any material respect or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, limited partnership agreement, operating agreement, or other organizational documentation, or any material indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound; and
(d) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.
6. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:
(a) receipt by Agent of counterparts of this Amendment No. 2, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders; and
(b) no Default or Event of Default shall exist or have occurred and be continuing.

7. Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 2 or with respect to the subject matter of this Amendment No. 2. To the extent of any conflict between the terms of this Amendment No. 2 and the other Financing Agreements, the terms of this Amendment No. 2 shall control. The Loan Agreement and this Amendment No. 2 shall be read and construed as one agreement.
8. Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship among the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
9. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
10. Entire Agreement. This Amendment No. 2 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
11. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.
12. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 2, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Laura D. Wheeland

	Name:	Laura Wheeland
	Title:	Vice President
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Amendment No. 2 to LSA

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BUILDERS FIRSTSOURCE — NORTHEAST GROUP, LLC
BUILDERS FIRSTSOURCE — DALLAS, LLC
BUILDERS FIRSTSOURCE — FLORIDA, LLC
BUILDERS FIRSTSOURCE — OHIO VALLEY, LLC
BUILDERS FIRSTSOURCE — ATLANTIC GROUP, LLC
BUILDERS FIRSTSOURCE — RALEIGH, LLC
BUILDERS FIRSTSOURCE — SOUTHEAST GROUP, LLC
BUILDERS FIRSTSOURCE — TEXAS GROUP, L.P.

By: Builders FirstSource — Texas GenPar, LLC, its General Partner
BUILDERS FIRSTSOURCE — SOUTH TEXAS, L.P.
By: BFS Texas, LLC, its General Partner
BUILDERS FIRSTSOURCE — TEXAS INSTALLED SALES, L.P.
By: BFS Texas, LLC, its General Partner
BUILDERS FIRSTSOURCE, INC.
BUILDERS FIRSTSOURCE HOLDINGS, INC
BUILDERS FIRSTSOURCE — COLORADO GROUP, LLC
BUILDERS FIRSTSOURCE — COLORADO, LLC
BFS, LLC
BUILDERS FIRSTSOURCE — FLORIDA DESIGN CENTER, LLC
BUILDERS FIRSTSOURCE — TEXAS GENPAR, LLC
BUILDERS FIRSTSOURCE — MBS, LLC
BFS TEXAS, LLC
BFS IP, LLC
BUILDERS FIRSTSOURCE — INTELLECTUAL PROPERTY, L.P.
By: BFS IP, LLC, its General Partner
CCWP, INC.

By:	/s/ M. Chad Crow

	Name:	Chad Crow
	Title:	Senior Vice President — Finance
and Chief Financial Officer
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Amendment No. 2 to LSA

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director
Amendment No. 2 to LSA

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Philip F. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Agent
Amendment No. 2 to LSA

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Alex M. Council IV
	Name:	Alex M. Council IV
	Title:	Vice President
Amendment No. 2 to LSA

Schedule 1
to
Amendment No. 2 to Loan and Security Agreement
Guarantors
Builders FirstSource, Inc., a Delaware corporation (“Parent”)
Builders FirstSource Holdings, Inc., a Delaware corporation (“Builders Holdings”)
Builders FirstSource — Colorado Group, LLC, a Delaware limited liability company (“Builders Colorado Group”)
Builders FirstSource — Texas GenPar, LLC, a Delaware limited liability company (“Builders Texas GenPar”)
Builders FirstSource — MBS, LLC, a Delaware limited liability company (“Builders MBS”)
Builders FirstSource — Florida Design Center, LLC, a Delaware limited liability company (“Builders Design”)
BFS, LLC, a Delaware limited liability company (“BFS”)
Builders FirstSource — Colorado, LLC, a Delaware limited liability company (“Builders Colorado”)
BFS Texas, LLC, a Delaware limited liability company (“BFS Texas”)
BFS IP, LLC, a Delaware limited liability company (“BFS IP”)
CCWP, Inc., a South Carolina corporation (“CCWP”)
Builders FirstSource — Intellectual Property, L.P., a Texas limited partnership (“Builders Intellectual”)
Amendment No. 2 to LSA

Exhibit A
to
Amendment No. 2 to Loan and Security Agreement
Commitments

Lender	Commitment
Wells Fargo Bank, National Association	$64,285,500
UBS Loan Finance LLC	$32,143,500
General Electric Capital Corporation	$30,000,000
SunTrust Bank	$12,856,500
PNC Bank, National Association	$10,714,500

Total	$150,000,000

Amendment No. 2 to LSA